American Century Investments®
Quarterly Portfolio Holdings
One Choice® Blend+ 2055 Portfolio
October 31, 2023

One Choice Blend+ 2055 Portfolio - Schedule of Investments
OCTOBER 31, 2023 (UNAUDITED)

	Shares	Value ($)
UNDERLYING FUNDS(1) — 100.0%
Domestic Equity Funds — 59.6%
Avantis U.S. Equity Fund G Class	287,937	3,944,734
Avantis U.S. Small Cap Value Fund G Class	25,621	350,757
Focused Dynamic Growth Fund G Class(2)	59,200	2,603,608
Focused Large Cap Value Fund G Class	281,006	2,610,546
Heritage Fund G Class(2)	28,438	612,841
Mid Cap Value Fund G Class	44,036	632,799
Small Cap Growth Fund G Class	19,876	344,245
		11,099,530
International Equity Funds — 27.4%
Avantis Emerging Markets Equity Fund G Class	47,778	486,380
Avantis International Equity Fund G Class	139,827	1,458,399
Emerging Markets Fund G Class	77,366	731,113
Focused International Growth Fund G Class	56,743	810,293
Global Real Estate Fund G Class	45,717	489,171
International Small-Mid Cap Fund G Class	39,351	329,759
Non-U.S. Intrinsic Value Fund G Class	88,680	799,011
		5,104,126
Domestic Fixed Income Funds — 9.4%
Avantis Core Fixed Income Fund G Class	165,663	1,303,768
High Income Fund G Class	41,530	332,240
Inflation-Adjusted Bond Fund G Class	11,911	120,900
		1,756,908
International Fixed Income Funds — 3.6%
Emerging Markets Debt Fund G Class	21,299	178,270
Global Bond Fund G Class	59,001	484,992
		663,262
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $19,318,137)		18,623,826
OTHER ASSETS AND LIABILITIES		—
TOTAL NET ASSETS — 100.0%		$18,623,826

NOTES TO SCHEDULE OF INVESTMENTS
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.
(2)Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Underlying Funds

The fund invests in varying combinations of other mutual funds and exchange-traded funds advised by American Century Investments (the underlying funds). The fund’s asset allocation is intended to diversify investments among stocks, bonds, and short-term investments. The portfolio holdings of each underlying fund are available at americancentury.com, avantisinvestors.com or upon request at 1-800-345-2021.

2. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Open-end management investment companies are valued at their reported NAV. Exchange-traded funds are listed or traded on a domestic securities exchange and are valued at the last reported sales price or at the official closing price as provided by the exchange.

3. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund's investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

4. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the period ended October 31, 2023 follows (amounts in thousands):

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
Avantis U.S. Equity Fund	$3,070	$1,240	$46	$(319)	$3,945	288	—	—
Avantis U.S. Small Cap Value Fund	283	116	13	(35)	351	26	—	—
Focused Dynamic Growth Fund(3)	2,035	876	15	(292)	2,604	59	$(1)	—
Focused Large Cap Value Fund	2,008	891	133	(155)	2,611	281	(15)	$14
Heritage Fund(3)	480	216	—	(83)	613	28	—	—
Mid Cap Value Fund	478	213	2	(56)	633	44	—	3
Small Cap Growth Fund	273	124	—	(53)	344	20	—	—
Avantis Emerging Markets Equity Fund	381	152	4	(43)	486	48	(1)	—
Avantis International Equity Fund	1,121	482	22	(123)	1,458	140	(1)	—
Emerging Markets Fund	575	249	15	(78)	731	77	(4)	—
Focused International Growth Fund	627	298	13	(102)	810	57	(2)	—
Global Real Estate Fund	375	161	4	(43)	489	46	(1)	—
International Small-Mid Cap Fund	253	119	2	(40)	330	39	—	—
Non-U.S. Intrinsic Value Fund	638	284	10	(113)	799	89	—	—
Avantis Core Fixed Income Fund	976	427	44	(55)	1,304	166	(6)	12
High Income Fund	244	103	4	(11)	332	42	(1)	5
Inflation-Adjusted Bond Fund	87	37	—	(3)	121	12	—	—
Emerging Markets Debt Fund	130	58	—	(10)	178	21	—	2
Global Bond Fund	359	149	6	(17)	485	59	(1)	4
	$14,393	$6,195	$333	$(1,631)	$18,624	1,542	$(33)	$40
(1)Underlying fund investments represent G Class.
(2)Distributions received includes distributions from net investment income and from capital gains, if any.
(3)Non-income producing.
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.